Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Clicklease LLC 1182 W 2400 S West Valley City, Utah 84119

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of equipment contracts in connection with the proposed offering of ClickLease Equipment Receivables 2024-1 LLC. Clicklease LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Contract File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS”) and ATLAS SP Partners, L.P., (together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 12, 2024, representatives of ATLAS, on behalf of the Company, provided us with an equipment contract listing with respect to 31,023 equipment contracts (the “Equipment Contract Listing”). At the Company’s instruction, we randomly selected 200 equipment contracts from the Equipment Contract Listing (the “Sample Contracts”).

Further, on March 20, 2024, representatives of the Company provided us with a computer-generated equipment contract data file and related record layout containing data, as represented to us by the Company, as of the close of business January 31, 2024, with respect to 39,976 equipment contracts, including each of the Sample Contracts set forth on the Equipment Contract Listing (the “Statistical Contract File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment lease characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Exhibit

Characteristics

1. Contract number (informational only) 2. Obligor name 3. State 4. Monthly lease payment 5. Original contract term (months)	6. Payment frequency 7. Booked residual value 8. Equipment Type 9. Equipment cost*

* Inclusive of taxes, as applicable.

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the equipment lease agreement or any amendments thereto (collectively, the “Equipment Lease Agreement”). Further, with respect to our comparison of Characteristic 3, for the Sample Contract indicated in Appendix A, we observed a difference with respect to the state set forth on the Statistical Contract File when compared to the state set forth on the Equipment Lease Agreement. For this Sample Contract, we were instructed to perform an additional procedure and compare the state as set forth on the Statistical Contract File to the state as set forth on screen shots from the Company’s servicing system (the “Servicing System Screen Shot”).

We compared Characteristics 8. and 9. to the corresponding information set forth on or derived from the “Invoice.”

The equipment contract documents described above, including any information obtained from the indicated system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Equipment Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Equipment Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 28, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 28, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 3. for the following Sample Contract:

LES-0000074741

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.